                       CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees of
The Galaxy Fund:


         We hereby consent to the following with respect to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-4806) under the Securities Act of 1933, as amended, of The Galaxy Fund:

         1. The incorporation by reference of our report dated December 23, 1998 accompanying the financial statements of the Money Market Fund,Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund (six series of The Galaxy Fund) as of October 31, 1998 into the applicable Statement of Additional Information.

         2. The incorporation by reference of our report dated December 23, 1998 accompanying the financial statements of the Institutional Government Money Market Fund (one series of The Galaxy Fund) as of October 31, 1998 into the applicable Statement of Additional Information.

         3. The incorporation by reference of our report dated December 23, 1998 accompanying the financial statements of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Small CapValue Fund, Small Company Equity Fund and International Equity Fund (nine series of The Galaxy Fund) as of October 31, 1998 into the applicable Statements of Additional Information.

         4. The incorporation by reference of our report dated December 23, 1998 accompanying the financial statements of the Short-Term Bond Fund, Intermediate Government Income Fund, Corporate Bond Fund and High Quality Bond Fund (four series of The Galaxy Fund) as of October 31, 1998 into the applicable Statements of Additional Information.

         5. The incorporation by reference of our report dated December 23, 1998 accompanying the financial statements of the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund (six series of The Galaxy Fund) as of October 31, 1998 into the applicable Statements of Additional Information.

         6. The reference to our firm under the heading "Financial Highlights" in the Prospectuses.

7. The reference to our firm on the cover page and under the headings "Auditors" and "Financial Statements" in the Statements of Additional Information.



                                        /s/ PricewaterhouseCoopers LLP
                                        ------------------------------
                                        PricewaterhouseCoopers LLP


Boston, Massachusetts
February 29, 2000